                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 18, 2003
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                          dated as of November 1, 2003
                          providing for the issuance of

            WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2003-MS9

   Delaware                        333-103345                       94-2528990

(State or other                   (Commission                     (IRS Employer
jurisdiction of                   File Number)                    Identification
Incorporation)                                                        Number)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:

                                 (206) 377-8555

Item 7. Financial Statements and Exhibits.

The following exhibit is filed herewith:

     99.1

     Term Sheet prepared by Credit Suisse First Boston LLC Inc. in connection with the Registrant's Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-MS9.

     Term Sheet prepared by WaMu Capital Corp. in connection with the Registrant's Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-MS9

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2003

                                           WASHINGTON MUTUAL MORTGAGE SECURITIES
                                           CORP.
                                           (Registrant)


                                           By: /s/ David H. Zielke
                                           -------------------------------------
                                           David H. Zielke
                                           First Vice President and Counsel
                                           (Authorized Officer)